SUBCONTRACT FOR FUND ADMINISTRATIVE SERVICES
                                                  between
                                          Franklin Advisers, Inc.
                                                    and

                                      Franklin Templeton Services, Inc.

                                                               EXHIBIT A

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INVESTMENT COMPANY                                     SERIES ---(if applicable)
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
Franklin High Income Trust                             AGE High Income Fund

Franklin Asset Allocation Fund

Franklin California Tax-Free Income Fund, Inc.

Franklin California Tax-Free Trust                     Franklin California Insured Tax-Free
                                                        Income Fund
                                                       Franklin California Tax-Exempt Money
                                                        Fund
                                                       Franklin California Intermediate-Term
                                                        Tax-Free Income Fund

Franklin Custodian Funds, Inc.                         Utilities Series
                                                       Dynatech Series
                                                       Income Series
                                                       U.S. Government Securities Series

Franklin Growth and Income Fund

Franklin Federal Tax- Free Income Fund

Franklin Gold and Precious Metals Fund

Franklin Investors Securities Trust                    Franklin Global Government Income Fund
                                                       Franklin Short-Intermediate U.S.
                                                        Government Securities Fund
                                                       Franklin Convertible Securities Fund
                                                       Franklin Equity Income Fund

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INVESTMENT COMPANY                                     SERIES ---(if applicable)

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Franklin Municipal Securities Trust                    Franklin California High Yield Municipal Fund
                                                       Franklin Tennessee Municipal Bond Fund

Franklin New York Tax-Free Trust                       Franklin New York Tax-Exempt Money Fund
                                                       Franklin New York Insured Tax-Free Income Fund
                                                       Franklin New York Intermediate-Term
                                                        Tax-Free Income Fund




Franklin Real Estate Securities Trust                  Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series                              Franklin California Growth Fund
                                                       Franklin Strategic Income Fund
                                                       Franklin MidCap Growth Fund
                                                       Franklin Global Communications Fund
                                                       Franklin Small Cap Growth Fund
                                                       Franklin Global Health Care Fund
                                                       Franklin Natural Resources Fund
                                                       Franklin Blue Chip Fund
Franklin Tax-Exempt Money Fund

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INVESTMENT COMPANY                                     SERIES ---(if applicable)

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Franklin Tax-Free Trust                                Franklin Massachusetts Insured Tax-Free Income Fund
                                                       Franklin Michigan Insured Tax-Free Income Fund
                                                       Franklin Minnesota Insured Tax-Free Income Fund
                                                       Franklin Insured Tax-Free Income Fund
                                                       Franklin Ohio Insured Tax-Free Income Fund
                                                       Franklin Puerto Rico Tax-Free Income Fund
                                                       Franklin Arizona Tax-Free Income Fund
                                                       Franklin Colorado Tax-Free Income Fund
                                                       Franklin Georgia Tax-Free Income Fund
                                                       Franklin Pennsylvania Tax-Free Income Fund
                                                       Franklin High Yield Tax-Free Income Fund
                                                       Franklin Missouri Tax-Free Income Fund
                                                       Franklin Oregon Tax-Free Income Fund
                                                       Franklin Texas Tax-Free Income Fund
                                                       Franklin Virginia Tax-Free Income Fund
                                                       Franklin Alabama Tax-Free Income Fund
                                                       Franklin Florida Tax-Free Income Fund
                                                       Franklin Connecticut Tax-Free Income Fund
                                                       Franklin Louisiana Tax-Free Income Fund
                                                       Franklin Maryland Tax-Free Income Fund
                                                       Franklin North Carolina Tax-Free Income Fund
                                                       Franklin New Jersey Tax-Free Income Fund
                                                       Franklin Kentucky Tax-Free Income Fund
                                                       Franklin Federal Intermediate-Term Tax-Free
                                                         Income Fund
                                                       Franklin Arizona Insured Tax-Free Income Fund
                                                       Franklin Florida Insured Tax-Free Income Fund

Franklin Templeton International Trust                 Templeton Pacific Growth Fund
                                                       Templeton Foreign Smaller Companies Fund

Franklin Templeton Global Trust                        Franklin Templeton Global Currency Fund
                                                       Franklin Templeton Hard Currency Fund

CLOSED END FUNDS:

Franklin Multi-Income Trust

Franklin Universal Trust
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                                                                                     8/10/00
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